Q1 Fiscal 2023 Financial Results August 4, 2022 Exhibit 99.2

Management Presenters 2 Scott Barbour President and Chief Executive Officer Scott Cottrill Executive Vice President, Chief Financial Officer Mike Higgins Vice President, Corporate Strategy & Investor Relations

Forward Looking Statements and Non-GAAP Financial Metrics 3 Forward Looking Statements Certain statements in this press release may be deemed to be forward-looking statements. These statements are not historical facts but rather are based on the Company’s current expectations, estimates and projections regarding the Company’s business, operations and other factors relating thereto. Words such as “may,” “will,” “could,” “would,” “should,” “anticipate,” “predict,” “potential,” “continue,” “expects,” “intends,” “plans,” “projects,” “believes,” “estimates,” “confident” and similar expressions are used to identify these forward-looking statements. Factors that could cause actual results to differ from those reflected in forward-looking statements relating to our operations and business include: fluctuations in the price and availability of resins and other raw materials and our ability to pass any increased costs of raw materials on to our customers in a timely manner; the risks related to the COVID-19 pandemic or other pandemics in the future; disruption or volatility in general business and economic conditions in the markets in which we operate; cyclicality and seasonality of the non-residential and residential construction markets and infrastructure spending; the risks of increasing competition in our existing and future markets; uncertainties surrounding the integration and realization of anticipated benefits of; the effect of weather or seasonality; the loss of any of our significant customers; the risks of doing business internationally; the risks of conducting a portion of our operations through joint ventures; our ability to expand into new geographic or product markets; the risk associated with manufacturing processes; the effect of global climate change; cybersecurity risks; our ability to manage our supply purchasing and customer credit policies; our ability to control labor costs and to attract, train and retain highly-qualified employees and key personnel; our ability to protect our intellectual property rights; changes in laws and regulations, including environmental laws and regulations; the risks associated with our current levels of indebtedness, including borrowings under our existing credit agreement and outstanding indebtedness under our existing senior notes; and other risks and uncertainties described in the Company’s filings with the SEC. New risks and uncertainties emerge from time to time and it is not possible for the Company to predict all risks and uncertainties that could have an impact on the forward- looking statements contained in this press release. In light of the significant uncertainties inherent in the forward-looking information included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the Company’s expectations, objectives or plans will be achieved in the timeframe anticipated or at all. Investors are cautioned not to place undue reliance on the Company’s forward-looking statements and the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Non-GAAP Financial Measures This presentation includes references to Adjusted EBITDA and Free Cash Flow, non-GAAP financial measures. These non-GAAP financial measures are used in addition to and in conjunction with results presented in accordance with GAAP. These measures are not intended to be substitutes for those reported in accordance with GAAP. Adjusted EBITDA and Free Cash Flow may be different from non-GAAP financial measures used by other companies, even when similar terms are used to identify such measures. EBITDA and Adjusted EBITDA are non-GAAP financial measures that comprise net income before interest, income taxes, depreciation and amortization, stock-based compensation, non-cash charges and certain other expenses. The Company’s definition of Adjusted EBITDA may differ from similar measures used by other companies, even when similar terms are used to identify such measures. Adjusted EBITDA is a key metric used by management and the Company’s board of directors to assess financial performance and evaluate the effectiveness of the Company’s business strategies. Accordingly, management believes that Adjusted EBITDA provides useful information to investors and others in understanding and evaluating our operating results in the same manner as the Company’s management and board of directors. In order to provide investors with a meaningful reconciliation, the Company has provided below reconciliations of Adjusted EBITDA to net income. Free Cash Flow is a non-GAAP financial measure that comprises cash flow from operating activities less capital expenditures. Free Cash Flow is a measure used by management and the Company’s board of directors to assess the Company’s ability to generate cash. Accordingly, management believes that Free Cash Flow provides useful information to investors and others in understanding and evaluating our ability to generate cash flow from operations after capital expenditures.

Q1 Fiscal 2023 Highlights

Demand

- Backlog, book-to-bill ratio, order pace and quoting activity remain very strong at both ADS and Infiltrator.
- Forward demand strength is broad-based throughout US and Canada, throughout construction and agriculture end markets.
- Strong results in priority states, particularly Florida, Texas and California.

Revenue



Sales Growth
+40%
$786
$563
+31%
$166
$127
ADS Legacy
Infiltrator
Q1 FY23
Q1 FY22

- Growth driven by favorable pricing, strong volume in Allied Products, Infiltrator and the residential end market.
- Y-o-Y volume performance improved as the quarter progressed.
- Agriculture end market impacted by wet Spring, expecting strong demand in the Fall.

Profitability



Adjusted EBITDA
+80%
$299
$167
Q1 FY23
Q1 FY22

- Favorable pricing covering inflationary cost pressures related to raw materials, transportation and labor.
- Raw material costs have moderated from historical highs, but remain elevated.
- Favorable volume of Allied Products and Infiltrator providing mix benefits.

Business Updates

- Jet Polymer and Cultec integration activities on plan and both businesses are meeting expectations.
- Production equipment installed at ADS and Infiltrator during Q4 FY22 is producing to expected rates.
- New board member, Kelly Gast, elected at annual meeting on July 21, 2022.

ADS

4

Q1 Fiscal 2023 Financial Performance 5 32.7% 24.9% Q1 FY23 Q1 FY22 $914 $669 Q1 FY23 Q1 FY22 +780 bps (USD, in millions)+36.6% Domestic Markets + Construction +44% + Non-Residential +47% + Residential +43% + Infrastructure +22% ‒ Agriculture (5%) Revenue Performance By Business + ADS Legacy +40% + Pipe +36% + Allied Products +54% + Infiltrator +31% Q1 FY22 Volume Price / Mix, Materials Mfg / Trans SG&A and Other Q1 FY23 $166.6 ($3.3) $198.0 ($13.0) $299.0 Revenue Adj. EBITDA ($49.3)

Free Cash Flow and Capital Structure 6 FY 2023 FY 2022 ∆ Consolidated Adjusted EBITDA $299 $167 $132 Working capital(2) (28) (36) 8 Cash tax (5) (3) (2) Cash interest (4) (4) 0 Transaction costs(3) (2) 0 (2) Other (10) (20) 10 Consolidated cash flow from operations $250 $104 $146 Capital expenditures (36) (25) (11) Consolidated Free Cash Flow $214 $79 $135 Free Cash Flow (¹) Note: all figures in USD, $mm. Figures may not add due to rounding. 1. Operating Cash Flow less capital expenditures 2. Inventory, Trade Receivables, Accounts Payable 3. Legal, accounting and other professional fees incurred in connection with business or asset acquisitions and dispositions (in millions) June 30, 2022 March 31, 2022 Term Loan Facility $ 432 $ 434 Senior Notes 850 350 Revolving Credit Facility 0 114 Total debt $ 1,282 $ 898 Finance Leases & Equipment Financing $ 44 $ 48 Leverage 1.1x 1.4x Debt & Capital Leases (in millions) June 30, 2022 Cash $ 464 Availability under Revolving Credit Facility 595 Total Liquidity $ 1,059 Liquidity (in millions) Q1 FY23 Q1 FY22 ∆ Change in accounts receivable $ (82) $ (64) $ (18) Change in inventory 5 (30) 35 Change in accounts payable 50 58 (9) Total changes in working capital $ (28) $ (36) $ 8 Year-Over-Year Changes in Working Capital (2)

Updated Fiscal Year 2023 Guidance 7 Key Metric FY 2022 FY 2023 Y-o-Y Change Net Sales (in Millions) $2,769 $3,250 - $3,350 Up 17% to 21% Adj. EBITDA (in Millions) $676 $900 - $940 Up 33% to 39% Adj. EBITDA Margin 24.4% 27.7% - 28.1% +330 to +370 basis points Fiscal 2023 Expectations

Q&A

Appendix 9

Reconciliations 10

Reconciliations 11 Notes: a) Includes derivative fair value adjustments, foreign currency transaction (gains) losses, the proportionate share of interest, income taxes, depreciation and amortization related to the South American Joint Venture, which is accounted for under the equity method of accounting and executive retirement expense.